Castelle                                                            Exhibit 23.1

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                      Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Numbers 333-75247, 333-21845 and 333-06083) of Castelle of our report dated February 12, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
San Jose, California
March 27, 2003